UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 20, 2021

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of Principal Executive Offices) (zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Invitae Corporation (the “Company”) has provided preliminary financial results for its three months ended December 31, 2020, included in Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the preliminary financial results for the quarter ended March 31, 2020 contained in Exhibit 99.2, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 20, 2021, the Company announced that it has commenced an underwritten public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company has updated its disclosures. The disclosures are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding: the Company’s preliminary financial results; the impact of COVID-19 on the Company’s business and the actions it may take in response thereto; the Company’s strategy; the Company’s business plan, including expectations regarding future partnerships, acquisitions and networks; the Company’s beliefs with respect to the size of the total addressable markets for its tests; the Company’s beliefs with respect to the effect of its expertise and technology in the medical industry; future growth and the keys to such growth; the expected benefits from past and future acquisitions; continued investment in the Company’s business; future operations; future operating results and expense levels; and the prospects, plans and objectives of management. The Company has based these forward-looking statements on its current expectations and projections about future events and trends that the Company believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial requirements. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the completion of the quarter and the quarterly close process and 2020 audit; the effect of the COVID-19 pandemic on the Company’s business and the success of any measures it has taken or may take in the future in response thereto; risks associated with the Company’s ability to develop and commercialize new tests and expand into new markets; the Company’s ability to use rapidly changing genetic data to interpret test results accurately, consistently and quickly; the Company’s history of losses; the Company’s need to scale its infrastructure in advance of demand for its tests and its ability to increase demand for its tests; the Company’s ability to drive revenue; the impact of current and future litigation on the Company’s business; the Company’s ability to integrate and scale acquired businesses and realize the intended benefits of such acquisitions; the risk that the Company may not obtain or maintain sufficient levels of reimbursement for its tests; the ability of the Company to obtain required regulatory approvals for its tests; laws and regulations applicable to the Company’s business, including potential regulation by the Food and Drug Administration and measures taken by government authorities in response to the COVID-19 pandemic; the risk that Medicare and other payers may change the pricing or other terms for reimbursement, or not reimburse for the Company’s tests in the future, or fail to make timely payments; the impact of economic conditions, unemployment levels and loss of health insurance on the Company’s business; the Company’s ability to compete; and the other risks set forth in Exhibit 99.2 filed herewith and the Company’s filings with the Securities and Exchange Commission, including the risks set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 20, 2021.

99.2	Disclosures.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITAE CORPORATION

Date: January 20, 2021	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer